INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration
Statement of Executive Telecard, Ltd. on Form S-8 of our report dated May 20, 1994, appearing in the Annual Report on Form 10-K/A of Executive Telecard, Ltd. for the year ended March 31, 1994.




                         /s/Goldstein, Karlewicz & Goldstein LLP
                         Goldstein, Karlewicz & Goldstein LLP
                         Certified Public Accountants


Chestnut Ridge, New York
October 28, 1996